Exhibit 99.1

Greenidge Generation Closes Over $100 Million in New Financings to Fund Expansion Outside of New York

FAIRFIELD, Conn. – March 24, 2022 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”) today announced it has closed two financings for approximately $108 million in gross proceeds in order to provide the company with additional liquidity to fund its 2022 growth.

The financings are comprised of an approximately $81.4 million facility with an affiliate of NYDIG, secured by certain Bitmain ANTMINER S19 J Pro equipment delivering in 2022, and a $26.5 million secured note with an affiliate of B. Riley Financial, Inc. (“B. Riley”), secured by the real estate at Greenidge’s facility in Spartanburg, SC.

“These financings are consistent with Greenidge’s established strategy of using non-dilutive capital to fund our expansion,” said Greenidge’s CEO Jeff Kirt. “This is a transformative year for Greenidge as we expect to more than triple our datacenter capacity to 4.7 EH/s, with the vast majority of the capacity expansion focused outside of the company’s original site in New York. Three months after commencing operations at our Spartanburg location, the facility represents more than 15% of the Greenidge’s aggregate hash rate.”

“We are pleased that both financings represent continued institutional relationship development with our existing lenders,” said Mr. Kirt. The $81.4 million facility builds on our prior partnership with NYDIG and the $26.5 million secured note is the third debt financing arranged by affiliates of B. Riley for Greenidge.

Further details regarding the financings announced today will be found in the company’s Form 8-K filed today with the Securities and Exchange Commission.

About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated cryptocurrency datacenter and power generation company. Greenidge is committed to 100% carbon-neutral datacenter operations at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future, such as statements concerning (i) the development of facilities outside of New York (ii) the delivery of the Antminer S19 J Pro equipment (iii) future mining capacity, and (iv) the ability to obtain future debt or equity financing, are forward-looking statements. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. Forward-looking statements are only predictions based on our current expectations and our projections about future events and therefore speak only as of the date of this release. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason, whether as a result of new information, future developments or otherwise, after the date of this press release.

For further information, please contact:

Investor Relations

investorrelations@greenidge.com

Media Inquiries

media@greenidge.com